COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2021
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES	COMMITMENTS AND CONTINGENCIES
Commitments
The Company has entered into various operating lease agreements, which are generally for offices and facilities. In January 2020, Legacy Latch signed a one-year sublease agreement for its New York City office space where the landlord was a stockholder of Legacy Latch. Legacy Latch vacated this office space as a result of the transition to a remote work model due to COVID-19. In August 2020, Legacy Latch terminated the sublease as of September 2020. During 2021, the Company entered into four one-year leases for smaller office spaces in New York City, which expire between February and October 2022. Leases for additional office spaces are maintained in California, Colorado and Taiwan, which expire in June 2022, November 2024 and July 2022, respectively. The Company also leases residential showrooms in multiple cities with leases expiring between February 2022 and June 2023. The lease agreements often include escalating lease payments, renewal provisions and other provisions that require the Company to pay costs related to taxes, insurance and maintenance.
The following table presents the future minimum lease payments under the non-cancelable operating leases as of December 31, 2021 as follows:

Year Ended December 31,	Minimum Lease Payments
2022	$680
2023	188
2024	147
2025	—
2026	—
Rental expense related to all leases for the years ended December 31, 2021, 2020 and 2019 was $0.9 million, $1.3 million and $1.9 million, respectively. Rent expense is allocated between cost of hardware and other related revenue, research and development, sales and marketing, and general and administrative depending on headcount and the nature of the underlying lease.
Purchase Commitment
In January 2021, the Company entered into an arrangement with a supplier that requires future minimum purchases of inventory for an aggregate amount of $3.3 million in scheduled installments starting in August 2021 through December 2022. Future minimum purchases are $0.4 million in 2021 and $2.8 million in 2022. As of December 31, 2021, the Company purchased $0.2 million of inventory and accrued $0.2 million related to the unpurchased minimum commitment.
Registration Rights Agreement
In connection with the execution of the Merger Agreement, the Company and certain stockholders of Legacy Latch and TSIA entered into an amended and restated registration rights agreement (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, in June 2021, the Company filed a registration statement on Form S-1 with respect to the registrable securities under the Registration Rights Agreement. Certain Legacy Latch stockholders and TSIA stockholders may each request to sell all or any portion of their registrable securities in an underwritten offering up to two times in any 12-month period, so long as the total offering price is reasonably expected to exceed $75.0 million. The Company also agreed to provide certain demand and “piggyback” registration rights. The Registration Rights Agreement also provides that the Company pays certain expenses relating to such registrations and indemnifies the stockholders against certain liabilities. The Company bears the expenses incurred in connection with the filing of any such registration statements. The Registration Rights Agreement does not provide for any penalties connected with delays in registering the Company’s common stock.
Legal Contingencies
The Company is currently involved in discussions with a service provider related to a demand for payment under a prior agreement. The Company does not believe that the service provider is entitled to any fees under the prior agreement. However, to avoid the cost of litigation, the Company is negotiating a potential business resolution to the dispute with the service provider, which includes an agreement to engage the service provider for future services in exchange for market rate compensation for those services. The Company believes it is probable that an agreement with the service provider will be reached and that the amount the Company will pay the service provider in connection with the dispute and the resolution thereof can be reasonably estimated. As of December 31, 2021, the Company accrued approximately $6.8 million in connection with the dispute. The Company believes it is reasonably possible that this potential exposure may change based on the resolution of the ongoing discussions. No legal proceedings have been initiated with respect to this demand for payment or the prior agreement with the service provider.
The Company is and may become, from time to time, involved in other legal actions in the ordinary course of business, including governmental and administrative investigations, inquiries and proceedings concerning employment, labor, environmental and other claims. Although management is unable to predict with certainty the eventual outcome of any legal action, management believes the ultimate liability arising from such actions, individually and in the aggregate, which existed at December 31, 2021 (other than detailed above), will not materially affect the Company’s consolidated results of operations, financial position or cash flows. Given the inherent unpredictability of these types of proceedings, however, it is possible that future adverse outcomes could have a material effect on the Company’s financial results.